UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

March 9, 2012

Date of Report (Date of Earliest event reported)

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8400

_______________________N/A_______________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Account.

(a) Dismissal of Independent Accountants

Effective March 9, 2012 (the “Effective Date”), Texas Gulf Energy, Incorporated, a Nevada corporation (the “Company”), dismissed Accounting & Consulting Group, LLP, certified public accountants (“ACG”), as the Company’s principal independent registered public accounting firm. The decision to dismiss ACG was approved by the Company’s board of directors (the “Board”) effective as of the Effective Date.

No report prepared by ACG included in the Company’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion, disclaimers of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of the Company for the fiscal year ended December 31, 2010 expressed, in an explanatory paragraph, substantial doubt about the Company’s (a development stage company at the time) ability to continue as a going concern due to net losses in operating activities, a working capital deficit and an accumulated deficit.

During the Company’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and ACG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACG, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by ACG. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided ACG with a copy of this Current Report on Form 8-K and requested that ACG furnish the Company with a letter addressed to the Securities Exchange Commission stating whether ACG agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of the letter of ACG, when received , will be filed as a part of an Amendment to this Current Report.

(b) New Independent Accountants

On March 9, 2012, the Board approved the engagement of LBB and Associates, Ltd., LP (“LBB”) as the Company’s new principal independent registered public accounting firm to audit the Company’s financial statements. Neither the Company, nor anyone on its behalf, consulted with LBB on any matters described in Item 304(a)(2) of Regulation S-K during the Company’s two (2) most recent fiscal years or any subsequent period prior to engaging LBB.

Item 9.01. Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012

TEXAS GULF ENERGY, INCORPORATED

By:  /c/ Craig Crawford

Name: Craig Crawford

Title: Chief Financial Officer